Exhibit 10.1

Certain confidential information contained in this document, marked by brackets as [***], has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed. In addition, certain personally identifiable information contained in this document, marked by brackets as [***], has been omitted from this exhibit pursuant to Item 601(a)(6) under Regulation S-K.

FIRST AMENDMENT TO EXCLUSIVE SUPPLY AGREEMENT

This First Amendment to Exclusive Supply Agreement (the “Amendment”), entered into as of June 1, 2020 (the “Amendment Effective Date”) modifies that certain Exclusive Supply Agreement between Shenzhen Mindray Bio- Medical Electronics Co., Ltd. (“Mindray”) and Heska Corporation (Heska”), dated September 1, 2013 (“Original Agreement”). The Original Agreement, as amended by this Amendment, shall hereinafter be referred to as the “Agreement”. Capitalized terms not otherwise defined have the meanings ascribed to them in the Original Agreement. In the event of any conflict between the terms and conditions of the Original Agreement and this Amendment, the terms and conditions of this Amendment shall control. The headings in this Amendment are included for purposes of convenience only and shall not affect the construction or interpretation of its provisions.

W I T N E S S E T H:

WHEREAS, Mindray and Heska entered into the Original Agreement as of September 1, 2013 and the Parties wish to extend and amend the Original Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and upon the terms and subject to the conditions set forth below, Heska and Mindray hereby agree as follows:

A G R E E M E N T:

Amendment 1.
Whereas Article 1.16 of the Original Agreement was:
1.16 “Tail” shall mean the five (5) year period following expiration or earlier termination of this Agreement, during which Mindray will sell to Heska the Consumables and Spare Parts.
By this Amendment Article 1.16 shall hereafter be:
1.16 “Tail” shall mean the six (6) year period following expiration or earlier termination of this Agreement, during which Mindray will sell to Heska the Consumables and Spare Parts.

Amendment 2.
A new Article 6.1.1 shall be added as follows.
6.1.2 Analyzers and Consumables. For avoidance of doubt, in the Market within Territory, during the Term and Tail, except to Heska, Mindray shall not, directly or indirectly through any third party, distributor, reseller or agent, sell or offer to sell Consumables or any modification, iteration, derivation, or generic version thereof that are usable on Analyzer Product.

Amendment 3.
Whereas Article 16.1 of the Original Agreement was:
Assignment. Except as set forth in this Article 16.1, this Agreement may not be assigned by either Party without the prior written consent of the other Party, which shall not be unreasonably withheld. This Agreement shall be binding on and shall inure to the benefit of each Parties’ successors and assigns. Heska may assign this Agreement to: (i) any of its majority owned Affiliates; or (ii) any person or entity that acquires substantially all of the business or assets of Heska or substantially all of the business segment relating to the Products that are the subject of this Agreement; provided, however, Mindray shall have the right to reject such assignment if in Mindray’s reasonable judgment such assignment is to a person or entity that manufactures, distributes or sells a competitive product to the Products.
By this Amendment Article 16.1 shall hereafter be:
Assignment. Either Party may assign their rights or delegate or subcontract their duties under the Agreement to affiliates without written consent of the other party; provided, however that assigning Party shall remain responsible for all performance and obligations under the Agreement. This Agreement shall be binding on and shall inure to the benefit of each Parties’ successors and assigns. Heska may assign this Agreement to: (i) any of its majority owned Affiliates; or (ii) any person or entity that acquires substantially all of the business or assets of Heska or substantially all of the business segment relating to the Products that are the subject of this Agreement; provided, however, Mindray shall have the right to terminate this Agreement and enter Tail Period within sixty (60) days of receipt of notice of assignment if such assignment is (a) to a person or entity that manufactures a competitive product to the Products, or (b) Zoetis, Inc., or (c) IDEXX, Inc.

Amendment 4.
Annex A – Product & Product Specifications shall be deleted in its entirety and replaced with:

Annex A – Product & Product Specifications

Analyzer Product
Name and main function
Mindray product: BC-5000vet (“Mindray Product”)
OEM product: Element HT5 (“Analyzer Product”)

BC-5000vet and Element HT5 is an automatic veterinary 5-part differential hematology analyzer.

Net Size / Net Weight

Net Size/ Net Weight	[***]
HxWxD (cm)	[***]
Weight (Kg)	[***]
Throughput and Parameters
At least [***] samples per hour Dog, Cat, Horse, Ape/Monkey, Ferret, Rat, Mouse, Bovine, Goat, Llama and Sheep.

Aspiration volume: ≤ [***] ul
Parameters:
WBC, Neu#, Lym#, Mon#, Eos#, Bas#, Neu%, Lym%, Mon%, Eos%, Bas% RBC, MCV, HGB, HCT, MCH, MCHC, RDW%
PLT, MPV
Display and Software
Color touch screen: ≥ 10.1’’
Software updates directly through USB drive. Embedded operation system.
Communication and Interface
LAN Port supports HL7 protocol USB, LAN
Support LIS – Bi-Directional Communication
Linearity

Parameter	Unit	Linearity Range	Display Range
WBC	[***]	[***]	[***]
RBC	[***]	[***]	[***]
MCV	[***]	[***]	[***]
HGB	[***]	[***]	[***]
HCT	[***]	[***]	[***]
PLT	[***]	[***]	[***]
Background

Parameter	Unit	Background Limits
WBC	[***]	[***]
RBC	[***]	[***]
HGB	[***]	[***]
PLT	[***]	[***]
Carryover
[***]

Parameter	Carryover
WBC	[***]
RBC	[***]
HGB	[***]
PLT	[***]
Reproducibility [***]

Parameter	CV%
WBC	[***]
RBC	[***]
MCV	[***]
HGB	[***]
PLT	[***]
Consumables
Diluent, DIFF lyse, LH lyse listed in Annex B (2) “Consumables” (shelf-life is [***]-months)
Probe cleanser (shelf-life is [***]-months) listed in Annex B (2) “Consumables”
Shelf-life is counted from the manufacturing dates. QC/Cal listed in Annex B (3) “QC/Cal”

Spare Parts
Not to exceed the principal of manufacturing cost plus [***].

Amendment 5.
Annex B – Price & Minimum Quantity shall be deleted in its entirety and replaced with:

Annex B – Price & Minimum Quantity

Price
a.Analyzer Products Price in Territory. Calendar Year 2020 - $[***]
Calendar Year 2021 and thereafter - $[***]
b.Minimum Quantity Rebate*. If in Calendar Year 2020, from May 1 to December 31, 2020, Heska installs to Customers in the Market in the Territory the amounts listed in Minimum Quantity Rebate Table (“Minimum Installs”), then on or before February 15, 2021 Mindray shall pay to Heska the “Installs 2020 Rebate” earned according to the Minimum Quantity Rebate Table, for units installed from May 1 to December 31, 2020.
Minimum Quantity Rebate Table

Minimum Installs	Installs 2020 Rebate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
2.0 Consumables.

P/N	Description	Heska Transfer Price
[***]	EHT5 Diluent(OEM/5.5L×2)	[***]
[***]	EHT5 Diluent(OEM/20L×1)	[***]
[***]	EHT5 DIFF LYSE(OEM/300mL×4)	[***]
[***]	EHT5 LH LYSE(OEM/90mL×4)	[***]
[***]	Probe Cleanser(OEM/25mL×6)	[***]
3.0 QC/Cal.

P/N	Description	Heska Transfer Price
[***]	EHT5 Control_CBC-5DMR Vet Normal pack (2 x 3.0mL - Normal Level )	[***]
[***]	EHT5 Control_CBC-5DMR Vet Tri-Pack (12 x 3.0mL – 4 of each level Low, Normal, High)	[***]
[***]	EHT5 Cal_CBC-CAL PLUS Vet Calibrator set (1 x 3.0mL)	[***]
4.0 Spare Parts.

1.Not to exceed actual manufacturing cost plus [***].
2.Spare Parts are shipped to Heska US facilities only.
5.0 Extended Warranty. (per unit per year of Extended Warranty) [***] for one year

Minimum Annual Total
Calendar Year 2020: [***] Analyzer Product units purchased by Heska or its affiliates under this or any agreement.
Calendar Year 2021: [***] Analyzer Product units per Year purchased by Heska or its affiliates under this or any agreement.
Calendar Year thereafter: [***] Analyzer Product units per Year purchased by Heska or its affiliates under this or any agreement.
Analyzer Product units purchased by Heska exceeding a Calendar Year’s Minimum Annual Total will be credited to commitment of the next year’s Minimum Annual Total.

No Other Changes. Except as expressly modified by this First Amendment, all other provisions of the Original Agreement shall remain in full force and effect, as amended hereby.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives effective as of the last date on which this First Amendment has been duly signed by both parties.

HESKA CORPORATION SHENZHEN MINDRAY BIO-MEDICAL ELECTRONICS CO.,
LTD.:

By: /s/ Kevin Wilson By: [***]

Name: Kevin Wilson    Name: [***]
Title: CEO, President   Title: [***]